UNITED STATES SECURITIES AND EXCHANGE COMMISSION Washington, D.C. 20549 FORM 8-K/A (Amendment No. 1) CURRENT REPORT Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report: April 23, 2014 (Date of earliest event reported)
Plumas Bancorp (Exact name of registrant as specified in its charter)

CA (State or other jurisdiction of incorporation)	000-49883 (Commission File Number)	75-2987096 (IRS Employer Identification Number)

35 S Lindan Ave Quincy, CA (Address of principal executive offices)		95971 (Zip Code)
530-283-7305 (Registrant's telephone number, including area code)

Not Applicable (Former Name or Former Address, if changed since last report)

 Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

EXPLANATORY NOTE

This amendment is being filed to include Item 2.02 to the Current Report on Form 8-K filed by Plumas Bancorp with the Securities and Exchange Commission ("SEC") on April 23, 2014.

Item 2.02. Results of Operations and Financial Condition

On April 23, 2014 Plumas Bancorp (the "Registrant") reported its financial results for the quarter ended March 31, 2013. A copy of the press release is furnished herewith as Exhibit 99.1 and is incorporated herein by reference.

The information contained herein and in the accompanying exhibit is being furnished pursuant to "Item 2.02 Results of Operations and Financial Condition". The information contained herein and in the accompanying Exhibit 99.1 shall not be incorporated by reference into any filing of the Registrant, whether made before or after the date hereof, regardless of any general incorporation language in such filing, unless expressly incorporated by specific reference to such filing. The information in this report, including the exhibit hereto, shall not be deemed to be "filed" for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liabilities of that section or Sections 11 and l2(a)(2) of the Securities Act of 1933, as amended.

Item 9.01. Financial Statements and Exhibits

Press Release dated April 23, 2014, containing unaudited financial information.

(d) Exhibits
            99.1       Press Release of Plumas Bancorp dated April 23, 2014

SIGNATURE

      Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: April 23, 2014	PLUMAS BANCORP By: /s/ Richard L. Belstock Richard L. Belstock Executive Vice President, Chief Financial Officer

Exhibit Index
Exhibit No.	Description
99.1	Press Release of Plumas Bancorp dated April 23, 2014